SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

ACTIVE POWER, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-30939	74-2961657
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12, Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 836-6464

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)            Exhibit 99            Press Release of Active Power, Inc. dated July 24, 2003

Item 12.  Results of Operations and Financial Condition

On July 24, 2003, Active Power, Inc. issued a press release describing its results of operations for its fiscal quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99 to this current report.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Dated: July 24, 2003	By:	/S/ JOSEPH F. PINKERTON, III
Joseph F. Pinkerton, III Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release of Active Power, Inc. dated July 24, 2003